PIMCO Funds

Supplement Dated January 29, 2014 to the

Asset Allocation Funds Institutional Class, Class P, Administrative Class, Class D, Class A, Class B,

Class C and Class R Prospectus

dated July 31, 2013, as supplemented from time to time (the “Prospectus”)

Disclosure Related to the PIMCO Global Multi-Asset Fund (the “Fund”)

Effective immediately, the Fund’s portfolio will be jointly managed by Vineer Bhansali, Curtis Mewbourne and Mihir Worah. Therefore, effective immediately, the paragraph in the “Investment Adviser/Portfolio Manager” section in the Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly managed by Mihir Worah, Vineer Bhansali and Curtis Mewbourne. All are Managing Directors of PIMCO. Mr. Mewbourne and Dr. Bhansali have managed the Fund since its inception in October 2008, and Mr. Worah has managed the Fund since January 2014. Mr. Worah is responsible for overall portfolio construction. Mr. Mewbourne focuses on developing alpha strategies, and Dr. Bhansali focuses on developing risk management strategies.

In addition, effective immediately, disclosure concerning the co-portfolio managers of the Fund in the table in the “Management of the Funds—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Fund	Portfolio Manager	Since	Recent Professional Experience

PIMCO Global Multi-Asset**

PIMCO RealRetirement®

Income and Distribution

PIMCO RealRetirement® 2015

PIMCO RealRetirement® 2020

PIMCO RealRetirement® 2025

PIMCO RealRetirement® 2030

PIMCO RealRetirement® 2035

PIMCO RealRetirement® 2040

PIMCO RealRetirement® 2045

PIMCO RealRetirement® 2050

	Vineer Bhansali	10/08* 7/08 6/11* 7/08 6/11* 7/08 6/11* 7/08 2/12* 7/08

Managing Director, a Portfolio Manager, the firm-wide head of analytics for portfolio management, and a senior member of PIMCO’s portfolio management group. Dr. Bhansali joined PIMCO in 2000, previously having been associated with Credit Suisse First Boston as a vice president in proprietary fixed-income trading.

PIMCO Global Multi-Asset**	Curtis Mewbourne	10/08*	Managing Director, PIMCO. Mr. Mewbourne is a Portfolio Manager and senior member of PIMCO’s portfolio management and strategy group, specializing in credit portfolios. He joined PIMCO in 1999.

PIMCO Global Multi-Asset**	Mihir Worah	01/14	Managing Director, PIMCO. Mr. Worah is a Portfolio Manager and member of the government and derivatives desk. He joined PIMCO in 2001 as a member of the analytics team.

*	Inception of the Fund.
**

Mr. Worah is responsible for overall portfolio construction for the PIMCO Global Multi-Asset Fund. Mr. Mewbourne focuses on developing alpha strategies, and Dr. Bhansali focuses on developing risk management strategies.

Investors Should Retain This Supplement for Future Reference

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PIMCO Funds

Supplement Dated January 29, 2014 to the

PIMCO International Bond Funds Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R Prospectus

dated July 31, 2013, as supplemented from time to time (the “Prospectus”)

Disclosure Related to PIMCO Global Advantage® Strategy Bond Fund (the “Fund”)

Effective immediately, the Fund’s portfolio will be jointly managed by Andrew Balls, Lupin Rahman and Ramin Toloui. Therefore, effective immediately, the paragraph in the “Investment Adviser/Portfolio Manager” section in the Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly managed by Andrew Balls, Lupin Rahman and Ramin Toloui. Mr. Balls is a Managing Director of PIMCO. Mr. Toloui and Ms. Rahman are Executive Vice Presidents of PIMCO. Mr. Toloui has managed the Fund since its inception in February 2009, Mr. Balls has managed the Fund since October 2011, and Ms. Rahman has managed the Fund since January 2014.

In addition, effective immediately, disclosure concerning the co-portfolio managers of the Fund in the table in the “Management of the Funds—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Global Advantage® Strategy Bond	Andrew Balls	10/11

Managing Director, PIMCO. Mr. Balls joined PIMCO in 2006 and is a member of the Investment Committee and head of European portfolio management. Prior to joining PIMCO, he spent eight years at the Financial Times, most recently as editor of the U.S. Lex column and as chief economics correspondent in Washington, D.C.

PIMCO Emerging Markets Bond PIMCO Global Advantage® Strategy Bond	Ramin Toloui	1/11 2/09*

Executive Vice President, PIMCO. Mr. Toloui joined PIMCO in 2006 and is a portfolio manager specializing in global economics and emerging markets. Prior to joining PIMCO, he worked for seven years in the international division of the U.S. Department of the Treasury, including as director of the Office of the Western Hemisphere and senior advisor to the Under Secretary for International Affairs.

PIMCO Global Advantage® Strategy Bond	Lupin Rahman	1/14	Executive Vice President, PIMCO. Ms. Rahman joined PIMCO in 2008 and is an emerging markets portfolio manager specializing in sovereign credit, monetary and foreign exchange policy analysis.

*	Inception of the Fund

Investors Should Retain This Supplement For Future Reference

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PIMCO Funds

Supplement dated January 29, 2014 to the

Statement of Additional Information dated July 31, 2013,

as supplemented from time to time (the “SAI”)

Disclosure Related to the PIMCO Global Advantage® Strategy Bond Fund and

PIMCO Global Multi-Asset Fund

Effective immediately, the PIMCO Global Multi-Asset Fund’s portfolio will be jointly managed by Vineer Bhansali, Curtis Mewbourne and Mihir Worah. In addition, effective immediately, the PIMCO Global Advantage® Strategy Bond Fund’s portfolio will be jointly managed by Andrew Balls, Lupin Rahman and Ramin Toloui.

Therefore, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Other Accounts Managed” in the SAI with respect to Vineer Bhansali, Curtis Mewbourne, Mihir Worah, Ramin Toloui and Andrew Balls. With respect to Lupin Rahman, the following is added to the table:

	Total Number of Accounts	Total Assets of All Accounts (in $millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $millions)
Rahman[28]
Registered Investment Companies	0	0.00	0	0.00
Other Pooled Investment Vehicles	4	7,304.54	0	0.00
Other Accounts	8	986.02	0	0.00

[28]	Ms. Rahman co-manages the PIMCO Global Advantage® Strategy Bond Fund, which has $3,523.3 million of total assets under management as of December 31, 2013.

In addition, effective immediately, the following sentences are added to the end of the paragraph immediately preceding the above table:

Effective January 29, 2014, the PIMCO Global Multi-Asset Fund’s portfolio is jointly managed by Vineer Bhansali, Curtis Mewbourne and Mihir Worah. In addition, effective January 29, 2014, the PIMCO Global Advantage® Strategy Bond Fund’s portfolio is jointly managed by Andrew Balls, Lupin Rahman and Ramin Toloui. Information pertaining to accounts managed by Ms. Rahman is as of December 31, 2013.

Investors Should Retain This Supplement For Future Reference

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